Commitments, Contingencies and Other Matters:	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Commitments, Contingencies and Other Matters [Abstract]
Commitments and Contingencies Disclosure [Text Block]
10.	Commitments, Contingencies and Other Matters:

Litigation

Securities Class Action Settlement

On Monday, March 2, 2015, the United States District Court for the Eastern District of Virginia, preliminarily approved the Company’s securities class action settlement in the amount of $5.9 million. The settlement stipulated that the amount of $5.9 million, which included litigation costs, be paid from certain Rock Creek Pharmaceuticals, Inc. (f/k/a Star Scientific, Inc.) D&O insurance policies. The funding of the settlement by insurers occurred in March 2015.

On May 4, 2015, the court entered an order setting a meeting with the court’s mediator, Magistrate Judge Novak, regarding an indemnification issue related to the settlement. The indemnification issue was subsequently resolved with Judge Novak’s assistance. After notice was furnished to the class, a final approval hearing was held on June 11, 2015, at which the court indicated it intended to approve the settlement. The court subsequently entered a final judgment and order of dismissal with prejudice on June 26, 2015.

Derivative Action Lawsuits

On or around January 27, 2015, the parties to the derivative actions concluded a stipulation of settlement and the plaintiffs filed a motion of approval of the settlement. The proposed settlement provided for the implementation of certain corporate governance reforms and contemplated payment by the Company of certain attorney’s fees to plaintiffs counsel.

On March 27, 2015, the parties filed a joint submission setting forth additional information responsive to the Court’s order. On March 31, 2015, the Court entered orders preliminarily approving the proposed settlement and setting a further settlement hearing for July 10, 2015. On June 12, 2015, plaintiffs filed a motion for final approval of the settlement and a motion for attorney’s fees. On June 19, 2015 the Company filed a response contending that plaintiffs’ request for attorney’s fees was excessive. At the July 10, 2015 final approval hearing, the Court approved the settlement as fair and adequate and took under advisement plaintiffs’ motion for attorney’s fees. On July 13, 2015 the Court entered final judgment and, on July 17, 2015, issued an order directing the parties to schedule a settlement conference with the magistrate judge regarding plaintiffs’ motion for attorney’s fees. The settlement conference was held on August 26, 2015, but the parties were unable to agree on a settlement for attorney’s fees and the magistrate judge returned the matter to the Court to rule on the plaintiffs’ fee motions. As of the date of the filing, the Court has not issued a ruling. Pursuant to the stipulation of settlement, plaintiffs were required to dismiss the state court derivative actions with prejudice and on July 13, 2015 the state court issued an unopposed final order dismissing the matter with prejudice. At this time, the Company cannot predict the probable outcome of the claims against the Company for attorney’s fees. Accordingly, no amounts have been accrued in the consolidated financial statements.

Consumer Class Action

On January 27, 2014, Howard T. Baldwin filed a purported class action naming the Company, Rock Creek Pharmaceuticals, Inc., and GNC Holding, Inc., or “GNC,” as defendants.  The case was filed in the United States District Court for the Northern District of Illinois.  Generally, the complaint alleged that claims made for the Company’s Anatabloc® product have not been proven and that individuals purchased the product based on alleged misstatements regarding characteristics, uses, benefits, quality and intended purposes of the product.  The complaint purported to allege claims for violation of state consumer protection laws, breach of express and implied warranties and unjust enrichment.  The Company has agreed to indemnify and defend GNC pursuant to the terms of the purchasing agreement between RCP Development and GNC. Consistent with that commitment, the Company has agreed to assume the defense of this matter on its own behalf as well as on behalf of GNC.  The defendants filed a motion to dismiss the complaint on March 24, 2014. On January 13, 2015, the Court entered an order dismissing the complaint in its entirety without prejudice.

On February 10, 2015, Mr. Baldwin filed an Amended Complaint against Rock Creek Pharmaceuticals, Inc. f/k/a Star Scientific, Inc., RCP Development, Inc. f/k/a Rock Creek Pharmaceuticals, Inc. and GNC Holdings, Inc. (collectively “Defendants”). The Amended Complaint also includes an additional named plaintiff, Jerry Van Norman, who alleges that he is a citizen of Parkville, Missouri. The Amended Complaint requests certification of an “Illinois Class” consisting of all persons who paid, in whole or in part, for Anatabloc® dietary supplement in Illinois between August 1, 2011 and the present for personal, family or household uses,” and a “Missouri Class” consisting of “all persons who paid, in whole or in part, for Anatabloc® dietary supplement in Missouri between August 1, 2011 and the present for personal, family or household uses.” The Amended Complaint is pleaded in seven counts: (1) violation of the Consumer Fraud and Deceptive Business Practices Act of Illinois; (2) violation of the Missouri Merchandising Practice Act; (3) breach of express warranty under Illinois law; (4) breach of express warranty under Missouri law; (5) breach of implied warranty of merchantability under Illinois law; (6) breach of implied warranty of merchantability under Missouri law; and (7) unjust enrichment.

Like the original Complaint, the Amended Complaint alleges that Defendants manufactured, marketed and/or sold Anatabloc®, a dietary supplement purportedly derived from an anatabine alkaloid and promoted Anatabloc® as a “wonder drug” with a number of medical benefits and uses, from treating excessive inflammation (associated with arthritis) to Alzheimer’s disease, traumatic brain injury (or concussions), diabetes and multiple sclerosis. Plaintiffs allege that Defendants have never proven any of these claims in clinical trials or received U.S. Food and Drug Administration approval for Anatabloc®, and that Anatabloc® “was never the ‘wonder drug’ it claimed to be.” Plaintiffs allege that they purchased Anatabloc® based upon claims that it provides “anti-inflammatory support.” Mr. Baldwin alleges that he purchased Anatabloc® to “reduce inflammation and pain in his joints,” and Mr. Van Norman alleges that he “suffers back and knee problems, as well as arthritis, and expected Anatabloc® to be effective in treating these symptoms and purchased Anatabloc® to help alleviate his symptoms.” Both plaintiffs allege that Anatabloc® did not provide the relief promised by the Defendants.

Although the Amended Complaint does not include claims based on the consumer protection laws and breach of warranty laws of several additional states like the original Complaint, on February 10, 2015, counsel for plaintiffs also served a “Notice pursuant to: Alabama Code § 8-19-10(e); Alaska Statutes §45.50.535; California Civil Code § 1782; Georgia Code § 10-1-399; Indiana Code § 24-5-0.5-5(a); Maine Revised Statutes, Title 5, § 50-634(g); Massachusetts General Laws Chapter 93A, § 9(3); Texas Business & Commercial Code § 17.505; West Virginia Code § 46A-6-106(b); and, Wyoming Statutes § 40-12-109 as well as state warranty statutes,” which purports to give notice to Defendants on behalf of the named plaintiffs and a “class of similarly situated individuals” that Defendants have “violated state warranty statutes and engaged in consumer fraud and deceptive practices in connection with its sale of Anatabloc®,” and demanding that “Defendants correct or otherwise rectify the damage caused by such unfair trade practices and warranty breaches and return all monies paid by putative class members.”

The Defendants timely moved to dismiss the Amended Complaint on March 10, 2015. Plaintiffs filed a memorandum in response to the motion to dismiss on April 9, 2015, and Defendants filed their reply memorandum on April 22, 2015.  On April 28, 2015, the Court entered an order lifting the stay of discovery that had been in place in the case. The Plaintiffs served discovery requests on May 18, 2015, to which the Company responded on June 17, 2015. The Company is continuing to produce responsive documents to the Plaintiffs on a rolling basis. The next status hearing before the Court was scheduled for September 24, 2015 and was reset for November 23, 2015. To date, no amounts for loss contingency have been accrued in the consolidated financial statements.

Action by Iroquois Master Fund, Ltd. and American Capital Management, LLC

On February 19, 2015, the Company became aware of a complaint filed on February 18, 2015, in New York Supreme Court for New York County in which the Company and its Chief Executive Officer, Dr. Michael J. Mullan, are named as a defendants. The complaint was filed by Iroquois Master Fund, Ltd. and American Capital Management, LLC, who were investors in a private placement of the Company’s securities completed in March 2014 (the “Private Placement Transaction”). The complaint also names as a defendant John J. McKeon, a shareholder of the Company. Iroquois and American Capital are seeking $4.2 million, in the aggregate, in damages or, alternatively, rescission of the Private Placement Transaction, premised on allegations that the Company entered into a “sham” loan agreement with Mr. McKeon to provide the Company with a $5.8 million line of credit in order to fraudulently induce Iroquois and American Capital to acquire the Company’s securities. On April 29, 2015, the Company filed a motion to dismiss the complaint because (i) plaintiffs did not register to do business with the New York Secretary of State, and thus lack the capacity to sue in New York, and (ii) the court lacks personal jurisdiction over the company and Dr. Mullan because the defendants were not present in New York in connection with the Private Placement Transaction, and the critical events relating to it did not take place in New York. Plaintiff served its papers in opposition to that motion on June 5, 2015 and the Company served its reply papers on July 1, 2015. Oral argument on the motion was held September 8, 2015 and a decision is expected shortly after the date of filing. Although the Company believes that plaintiffs’ material allegations are without merit and intends to vigorously defend itself and Dr. Mullan against such allegations, no assurances can be given with respect to the outcome of the motion to dismiss or more generally to the litigation.

The Company has been notified by its insurance carrier that the carrier’s position is that legal costs incurred on behalf of the Company for the Iroquois Master Fund, Ltd. and American Capital Management, LLC action are not covered under the Company’s policy, although any legal costs incurred on behalf of the Company’s Chief Executive Officer, Dr. Michael J. Mullan, would be covered, subject to the policy retention. All legal costs incurred to date for this action through September 30, 2015 have been recorded in the accompanying financial statements accordingly.

Asserted Claims by Jonnie R. Williams under Employment Agreement

The Company has previously disclosed that on March 25, 2015, the Company received an email from an attorney representing Jonnie R. Williams, a former director of the Company and the Company’s former Chief Executive Officer, stating that Mr. Williams is contractually entitled to severance compensation. At that time, the Company disclosed that it was not aware of the claimed legal or contractual basis for Mr. Williams’ severance claim.

On June 11, 2015, the Company was informed that Mr. Williams plans to file an arbitration action against the Company under his employment agreement to assert his alleged contractual severance entitlement. Mr. Williams alleges that the election of the Company’s Board of Directors at the Company’s December 2013 annual stockholder meeting triggered a provision of his employment agreement that provides for severance in the amount of $2.5 million. However, the Company disagrees that such stockholder meeting triggered the severance entitlement and that Mr. Williams voluntarily resigned from his employment with the Company in August 2014 without any contractual right to severance compensation. No accrual has been made in the accompanying financial statements as the Company does not believe the claim has merit. As of the date of this filing, Mr. Williams has not filed an arbitration action against the Company.

Settlement Agreement with Jonnie R. Williams regarding Indemnification Payments

 On May 20, 2015, Rock Creek Pharmaceuticals, Inc. (the “Company”) entered into a Memorandum of Understanding Regarding Settlement (the “MOU”) with Jonnie R. Williams (“Williams”) providing for the manner in which indemnification payments will be made by the Company to law firms previously engaged by Mr. Williams. The MOU was entered into in furtherance of the settlement of the Company’s securities class action litigation, which settlement was approved on June 22, 2015.

In general, the MOU addresses the manner in which the Company will satisfy Mr. Williams’ indemnification rights for reimbursement of legal expenses incurred by Mr. Williams from the law firms of McGuire Woods LLP and Steptoe and Johnson LLP. The MOU provides for the payment of such expenses by an aggregate up-front payment of $300,000 to the law firms on or before May 29, 2015 (which payment was timely made), plus subsequent payments of a total of $60,000 per month between the law firms to commence on August 1, 2015. The aggregate amount of payments to be made by the Company over an approximately two-year payment period under the MOU will be $1.6 million to McGuire Woods LLP (against an invoiced amount of $1.93 million) and $437,000 to Steptoe and Johnson LLP (against an invoiced amount of $629,897). The MOU also provides that certain discounts will be granted to the Company in the event that the Company makes early payment of the balance of payments due under the MOU. All obligations for this MOU have been recorded as Accounts Payable or Accrued Legal expenses in the accompanying Balance Sheets.

Other Matters

Line of Credit Facility John J. McKeon

As previously disclosed, on March 12, 2014, the Company entered into a loan facility with John J. McKeon under which he agreed to lend to the Company up to $5.8 million upon specified conditions. The loan facility was amended in August 2014 to, among other things, extend the term of the loan facility and modify the borrowing conditions.

As also previously disclosed, in December 2014, following discussions between the Company and Mr. McKeon regarding the Company’s liquidity needs, Mr. McKeon made an advance to the Company in the amount of $350,000 (the “Advance”) which the Company believed was being made under the loan facility. At such time, Mr. McKeon expressed a desire that the loan agreement relating to the loan facility (the “Loan Agreement”) be amended to, among other things, decrease the conversion price of loans made under the Loan Agreement, including the conversion price of the Advance. The Company agreed to take such request under consideration, but no amendment was ultimately agreed upon. Mr. McKeon thereafter informally indicated to the Company that no further advances would be available under the Loan Agreement in the absence of an amendment. As previously disclosed by the Company, the Company requested a written confirmation from Mr. McKeon that no additional advances will be made under the current Loan Agreement, or, in the alternative, that Mr. McKeon honor a borrowing request made on January 27, 2015. Mr. McKeon never responded to that written communication.

As an update to the foregoing, based on informal communications from Mr. McKeon in June 2015, the Company believes that if the Company takes action to enforce the loan facility against Mr. McKeon, Mr. McKeon may assert claims against the Company relating to the Advance and relating to other investments made by Mr. McKeon in the Company. During the June 2015 communications, Mr. McKeon informed the Company that he may have claims against the Company relating to the loan facility and the Advance, as well as the investment made by Mr. McKeon in the Company’s August 2014 private placement. However, Mr. McKeon has refused to provide details regarding the nature of the alleged claims and whether he intends to assert them in a legal action. The Company believes that the loan facility has remained in effect at all times notwithstanding Mr. McKeon’s refusal to make advances thereunder. The Company has reserved all of its rights to enforce the loan facility, but has not filed an action against Mr. McKeon at this time.

NASDAQ Listing Rule 5550(b)(2)

On September 22, 2015, the Company received a notice from The Nasdaq Stock Market (“Nasdaq”) stating that, as a result of the Company’s failure to regain compliance with Listing Rule 5550(b)(2), which requires the Company to maintain a minimum market value of $35,000,000 with respect to its listed securities, the Company’s common stock is now subject to delisting from The Nasdaq Capital Market. The notice further provided that unless the Company requested an appeal of that determination, trading of the Company’s common stock would have been suspended at the opening of business on October 1, 2015 and a Form 25-NSE filed with the Securities and Exchange Commission, which would have removed the Company’s common stock from listing and registration on Nasdaq. In the notice, NASDAQ also referred to the notice, the Company received on July 16, 2015 from NASDAQ, notifying the Company that the transaction with five institutional investors which was completed on June 16, 2015, did not comply with NASDAQ’s shareholder approval rules. Under NASDAQ Listing Rule 5635(d)(2), a listed issuer is required to obtain prior stockholder approval for any “sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.” The closing bid price of the Company’s common stock on June 16, 2015 (the date of the Securities Purchase Agreement for the Transaction) was $2.80 per share, and the Company had 8,482,358 shares of common stock outstanding as of May 31, 2015.

In connection with the Transaction, the Company intended to comply with Rule 5635(d)(2) by following a NASDAQ policy which provides that warrants issued in a transaction will not be aggregated with the common stock issued in the same transaction if the warrants are not exercisable for at least six months following the closing and are not exercisable for less than the greater of book or market value. Although the Warrants issued in the transaction have an initial exercise price of greater than book or market value (an exercise price of $2.83 compared to a deemed fair market value of $2.80 per share) and are not exercisable until after six months following issuance, NASDAQ has informed the Company that the inclusion in the Warrants of a price-protection provision requires aggregation of the Warrants with the Shares for purposes of Rule 5635(d)(2). The price-protection provision in the Warrants provides that, subject to certain exceptions, if the Company issues shares of its common stock at a price less than $2.83 per share during the six-month period following the closing of the Transaction, then the exercise price will be reduced to such lower price. As such, after giving effect to the aggregation of the Warrants, NASDAQ concluded the Transaction resulted in the potential issuance of 35% of the pre-Transaction shares outstanding at a price less than the greater of book or market value, and, as a result, the Company violated the shareholder approval requirement set forth in Rule 5635(d)(2).

The Company appealed NASDAQ’s determination and requested a hearing before the hearings panel pursuant to the procedures set forth in the Nasdaq Listing Rules in order to present a plan to regain compliance with the minimum market value requirement and the stockholder approval requirements. The Company’s hearing request stayed the suspension of the Company’s stock and the filing of the Form 25-NSE pending the panel’s decision. The hearing was held on October 29, 2015.

On November 3, 2015, the Company received a letter from the Nasdaq Stock Market ("NASDAQ") stating that a NASDAQ Hearings Panel had denied the Company’s request for continued listing and would delist the Company's shares from NASDAQ effective at the open of business on Thursday, November 5, 2015.

The Company's shares are being delisted as a result of the Company’s failure to comply with Nasdaq Listing Rule 5550(b)(2), which requires the Company to maintain a minimum “Market Value of Listed Securities” of $35 million for continued listing on the NASDAQ Capital Market.

The Company’s common stock began trading on the OTC market under the current ticker symbol "RCPI" effective at the open of the market on November 5, 2015. The Company’s common stock began trading on the OTCQB on November 16, 2015. The OTCQB market is generally limited to companies that are subject to and current in Securities and Exchange Commission reporting obligations. The Company does not intend to request that the Nasdaq Listing and Hearing Review Council review the Panel's decision. The Company was also notified that NASDAQ will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission after applicable appeal periods have lapsed.

Commitments

The Company had research and development and other contracted commitments totaling $0.8 million as of September 30, 2015.

17.	Commitments, contingencies, and other matters:

Operating leases:

The Company leases a warehouse and manufacturing facility that was used for manufacturing of its dissolvable tobacco products through December 31, 2012. The cost for this lease, which expires in 2022, is approximately $7 thousand per month. Because the lease is non-cancellable, the Company is obligated to continue the lease payments through the lease term.

In 2013, the Company entered into a one year sublease renewable annually for eight years for a portion of this property for $2,000 per month. This sublease is currently in default.

On October 1, 2014, the Company entered in a separate sublease with an unrelated entity for a period of two years, , automatically renewable for 5 one periods and one six month period for a monthly rate of $4,000 per month. The sublease will expire no later than March 31, 2022.

The Company closed its offices in Gloucester, Massachusetts, Washington DC and Glen Allen, VA in 2014. The offices in Gloucester, Massachusetts and Washington DC closed at the end of their respective leases. The Glen Allen, VA office closed December 31, 2014 however had six months remaining on the lease, however, the Company signed an early termination agreement effect March 1, 2014. The agreement required the Company to pay rent of approximately $4,000 per month for January 2014 and February 2014.

In 2014 the Company entered into a lease agreement with the Roskamp Institute to lease an area of their building for the Company’s Corporate Offices. The Company paid to build out the space into its offices. Subsequent to the lease execution an addendum to the lease was executed for additional storage space under the same terms and conditions of the original lease. The initial lease term is two years with options to renew annually for up to four twelve month periods by the Company. After the initial twenty four months of the lease, if the lease is not renewed for an annual term the lease will be month to month cancellable by either party with 30 days written notice. The lease rate is $2,250 per month.

The following represents the future minimum rental payments required under operating leases that have initial or remaining non-cancellable terms in excess of one year as of December 31, 2014.

Year ending December 31,	$ thousand
2015	$86
2016	65
2017	72
2018	62
2019	62
Thereafter	150
$497

Net rent expense for all operating leases was approximately $318, $345, and $343 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

Obligations under Master Settlement Agreement:

In November 1998, 46 states and the District of Columbia, the Settling States, entered into the Master Settlement Agreement, or MSA, to resolve litigation that had been instituted against the major cigarette manufacturers. The Company was not named as a defendant in any of the litigation matters and chose not to become a participating manufacturer under the terms of the MSA. As a non-participating manufacturer, the Company was required to satisfy certain escrow obligations for cigarette sales pursuant to statutes that the MSA required the Settling States to adopt in order for such states to receive the full benefits of the settlement. On March 14, 2007, the Company sold the rights, title and interest in and to all income from and reversionary interest in its MSA escrow accounts, including its 2006 MSA escrow deposits made in April 2007. Although the Company sold the rights in and to all income from and reversionary interest in the funds deposited into the MSA escrow accounts for the years up to and including 2006, these MSA escrow funds remain in the Company’s name and the principal amount of these accounts will be available to satisfy portions of any state judgments or settlements for the type of claims asserted against the major tobacco manufacturers in the suits that resulted in the negotiation of the MSA, if such claims are successfully asserted in litigation against the Company.

As of December 31, 2013, the Company had deposited into escrow a net amount of approximately $472 thousand for sales of cigarettes in Settling States, in addition to deposits for which the Company previously sold its rights, title and interest as part of the March 2007 transaction noted above. The Company’s total escrow obligation for 2007 sales (paid in April of 2008) was $365 thousand. In May 2007, the Company entered into a license agreement for the exclusive licensing of its trademarks Sport ®, MainStreet® and GSmoke® and ceased manufacturing cigarettes in June 2007. In 2010 the Company deposited $3 thousand into escrow for sales in 2006 and 2007 in the State of Tennessee, based on an audit of cigarette sales for those years. The Company made no deposits into escrow in 2011. In 2012 the Company deposited $113 thousand as a result of an audit by the State of Tennessee. Given the discontinuation of the Company’s cigarette operations in June 2007, the Company does not anticipate having any material MSA escrow obligations in the future.

Virginia Sales and Use Tax Assessment

In 2002, the Virginia Department of Taxation asserted a Virginia Sales and Use Tax assessment for the period January 1, 1999, through March 31, 2002, against the Company in the amount of $860,115. The Company applied for a correction of the assessment and an abatement of the tax on the grounds that its tobacco curing barns are exempt from sales and use taxes under the industrial use and processing exemption and/or the agricultural exemption. In a letter dated October 7, 2004, the Company received notification from the Commonwealth of Virginia that an adverse decision had been made by the Commissioner of Taxation with respect to the sales and use tax assessment previously issued to it. On August 10, 2010 the Commonwealth of Virginia responded to the Company’s request for reconsideration of the state’s sales and use tax assessment with respect to the tobacco curing barns. The Commonwealth disagreed with the position that the barns are part of the manufacturing process and, therefore, exempt from sales and use taxes under the industrial use and processing exemption and/or the agricultural exemption, concluding that the barns are taxable under the Commonwealth’s sales tax laws and regulation. On July 14, 2011 the Company filed a lawsuit in the Circuit Court for Mecklenburg County, Virginia seeking a determination that the purchase of the Company’s curing barns was exempt from Virginia sales and use tax and an abatement of all taxes and interest assessed against the Company by Virginia’s Commissioner of Revenue, which as of November 2013 the Company estimated were approximately $1.9 million. The Commonwealth of Virginia filed an answer to the complaint on July 29, 2011 asserting that the assessment amount was properly determined and the case was set for trial on December 13 and 14, 2013. On November 18, 2013, a mandatory mediation was held in this case before a retired Circuit Court Judge in Henrico County, Virginia. As a result of that mediation, the parties reached a settlement under which the claims asserted by the Commonwealth were dismissed with prejudice in return for the payment by the Company of $975,000 in full settlement of the outstanding tax assessment, interest and penalties.

Securities Class Action Lawsuits

Three individuals, Francis J. Reuter, Charles Boravian and Marty Cole, filed separate similar purported class actions on behalf of putative classes of persons or entities collectively encompassing those who purchased or otherwise acquired shares of the Company’s common stock between October 31, 2011 and March 18, 2013. The first action was filed on or about March 25, 2013 in the United States District Court for the Eastern District of Virginia, Francis J. Reuter v. Star Scientific, Inc. et al., E.D. Va. Richmond Division, 13-00183-JAG (the “Reuter Action”). The Reuter Action named as defendants the Company, its subsidiary, Rock Creek Pharmaceuticals, Inc. (which is now known as RCP Development, Inc.), and certain of the Company’s current or former officers and/or employees. The second action was filed on or about March 26, 2013 in the United States District Court for the District of Massachusetts, Boravian v. Star Scientific, Inc. et al. D. Mass. 13-1-695-DJC (the “Boravian Action”). The Boravian Action named as defendants the Company and Jonnie R. Williams, Sr. and was voluntarily dismissed by the plaintiff. The third action was filed on or about May 7, 2013 in the United States District Court for the Eastern District of Virginia, Cole v. Star Scientific, Inc. et al., E.D. Va. Richmond Division, 13-00287-JAG (the “Cole Action”).  The Cole Action named as defendants, the Company, its subsidiary, Rock Creek Pharmaceuticals, Inc. (which is now known as RCP Development, Inc.), and certain of its officers and employees. In general, the complaints collectively allege that the Company and the individual defendants violated Section 10(b) under the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder as related to statements made regarding its past and future prospects and certain scientific data relating to its products, as well as related to unspecified private placements and related party transactions engaged in since 2006.  The Reuter Action and the Cole Action have been consolidated and a lead plaintiff was appointed by the Court in the consolidated cases on June 21, 2013. Pursuant to a joint scheduling order in place in these cases, plaintiff filed a consolidated operative complaint on September 5, 2013 and defendants filed a motion to dismiss the consolidated operative complaint on October 25, 2013. Following full briefing and argument on January 7, 2014, the Court indicated that it would not grant the motion at that time and would allow the case to proceed to discovery, but ordered additional briefing.  Also, the Court entered a scheduling order for discovery and an order directing the parties to participate in mediation before a Magistrate Judge. Defendants thereafter filed answers.  Subsequently, the United States, on January 28, 2014, moved to stay discovery in the case pending the completion or other disposition of the criminal trial of former Governor McDonnell and his wife. That motion was granted by the Court on January 28, 2014. On February 12, 2014, the Court granted a joint motion by the parties to stay all deadlines other than a court sponsored mediation session and the issuance of the Court's opinion on the motion to dismiss. On March 11, 2014, defendants filed a motion for leave to submit new authority in support of their motion to dismiss. On March 13, 2014, the Court granted defendants’ motion and ordered the submission of additional supplemental briefs by the parties. Those briefs were filed on March 19, 2014 and March 26, 2014. On June 11, 2014, a mediation conference was held before Magistrate Judge David J. Novak. On July 29, 2014, the parties participated in a private mediation and reached an agreement in principle on a settlement dependent on certain material conditions within the control of third-parties.

Following a status conference on October 10, 2014, which the court ordered since the parties had not yet been able to finalize the preliminary settlement; the court lifted the discovery stay, set a trial date for May 18, 2015, and ordered briefing on class certification and for the defendants to submit any motion to dismiss. The parties continued to litigate. On January 15, 2015, the parties filed a stipulation of settlement. On February 5, 2015, the parties filed an amended stipulation of settlement and the lead plaintiff moved for preliminary approval of the settlement. A preliminary approval hearing was held on February 12, 2015, after which the Court entered an order indicating that preliminary approval of the settlement would be conditional on counsel submitting a new notice to shareholders that the Court finds acceptable. The Court also scheduled a final approval hearing for June 22, 2015. After the parties filed a revised notice, the court on March 2, 2015 entered an order preliminarily approving the settlement and providing for notice. The Company has recorded the obligation and related insurance proceeds receivable as of December 31, 2014.

Securities Class Action Settlement

On Monday, March 2, 2015, the United States District Court for the Eastern District of Virginia, preliminary approved the class action settlement in the amount of $6.7 million. The settlement stipulates that the amount of $6.7 million, which includes litigation costs, will be paid from certain Rock Creek Pharmaceuticals, Inc. (f/k/a Star Scientific, Inc.) D&O insurance policies. In addition notice is to be furnished to the class, and a final approval hearing will be held on or before June 11, 2015. We do not expect the settlement to have an impact on our financial position

Derivative Action Lawsuits

Four individuals, David C. Inloes, William Skillman, Harold Z. Levine and Louis Lim, filed separate, but similar derivative actions naming all or most of the Company’s then current directors, several officers of the Company and, in one case, one former director as defendants. Two of the actions were filed in the United States District Court for the Eastern District of Virginia, Alexandria Division (the “Alexandria Actions”).  The first Alexandria Action, William Skillman v. Jonnie R. Williams et al., was filed on May 2, 2013. The second Alexandria Action, David C. Inloes v. Jonnie R. Williams et. al., was filed on May 3, 2013. The Alexandria Actions have been consolidated and co-lead counsel appointed by the Court.  Pursuant to a court order, plaintiffs filed a consolidated amended complaint on January 13, 2014 and a motion to dismiss was filed on February 3, 2014 on behalf of all of the defendants.  Also, on February 3, 2014, the Company, as nominal defendant, moved to stay or dismiss this action pending a resolution of the securities class action litigation pending in Federal Court in Richmond, Virginia. Separately, on January 29, 2014, the United States moved to stay discovery in the case pending the completion or other disposition of the criminal trial of former Governor McDonnell and his wife.  That motion was granted by the Court on January 30, 2014.  On February 28, 2014, the Court granted the Company’s motion to stay the case, ruling that the case would be stayed for all purposes pending further order of the Court and ordering the Company, within ten days of the dismissal or resolution of the Richmond securities class action or the trial court's verdict in the McDonnell case, whichever occurs first, to file a report indicating what action, if any, it intends to take with regard to this case, including specifically, without limitation, whether it intends to pursue or seek dismissal of the claims asserted against each of the named individual defendants.

The third derivative action, Harold Z. Levine v. Jonnie R. Williams, et. al., was filed on July 8, 2013, in the Circuit Court for the City of Richmond (the “Levine Action”), and the fourth case, Louis Lim v. Christopher C. Chapman, et. al., was filed in the Circuit Court for Henrico County on July 11, 2013 (the “Lim Action”). In general, the complaints collectively allege that the Company’s directors and officers breached their fiduciary duties by causing the Company to issue false and misleading statements regarding its past and future prospects and certain scientific data relating to its products, as well as engaging in certain unspecified private placements and related party transactions since 2006.  On July 1, 2013 and August 1, 2013, stipulations were filed in each of the state court actions that stayed the period for defendants to respond to the complaints. These stipulations were later entered by the Courts. In May 2014, the parties to both state court derivative actions filed further stipulations subsequently endorsed by the Courts that provided for the transfer of the Lim Action to the Circuit Court for the City of Richmond, the consolidation of the Lim Action with the Levine Action, and a further stay of the deadline for a response to the complaint. Under the current schedule, the parties will meet and confer telephonically following the report required in the Alexandria Actions. Unless the parties agree to a different timeline at that conference, the deadline for a response to the complaint will be either 21 days from the designation of one of the current complaints as the operative complaint or 35 days from the service of a consolidated amended complaint.

A mediation session relating to the derivative actions was held on October 29, 2014, and the parties later reached an agreement in principle regarding the material terms of a proposed settlement that would address the derivative actions. The parties concluded a stipulation of settlement as of approximately January 27, 2015, and plaintiffs thereafter filed a motion for approval of the settlement. The proposed settlement would provide for the implementation of certain corporate governance reforms and contemplates payment from the Company of certain attorney’s fees to plaintiffs’ counsel in an amount that has yet to be determined. A hearing on the motion for preliminary approval was held on March 6, 2015. The judge requested additional information to be submitted within 14 days. At this time, the Company cannot predict the probable outcome of the derivative actions and/or claims against the Company for attorney’s fees. Accordingly, no amounts have been accrued in the consolidated financial statements.

Demands for Inspection of Books and Records and for Investigation

Two individuals, Bruce A. Welker and Michael Weber, have written to the Company requesting that it produce various books and records pursuant to Delaware Code Section 220.  Mr. Welker’s letter was dated May 31, 2013, and the letter sent on behalf of Mr. Weber was dated June 5, 2013.  The Company has responded by letter to these demands, has been in subsequent communication with counsel regarding the demands, and has produced certain documents to the stockholders.  One individual, Steven Segall, has written to the Company’s Board and demanded that the Board investigate certain claims and take appropriate remedial action in response to alleged wrongdoing that took place between 2010 and 2013. The Company advised Mr. Segall that the Board would review the issues raised in his demand letter and further respond once that review was complete.  Following a full review by a Committee of independent directors, assisted by separate outside counsel, the Board upon recommendation of the Committee determined that Mr. Segall’s demand should be refused pending the outcome of related securities litigation and directed that this decision be communicated to counsel for Mr. Segall.

FDA Warning Letter

On December 24, 2013, the Company received a warning letter from the FDA regarding its CigRx® and Anatabloc ® dietary supplements indicating they were not properly marketed as dietary supplements, since the Company had not filed a New Dietary Ingredient Notification (“NDIN”) for anatabine as a dietary ingredient prior to the introduction of its dietary supplements.  The FDA also claimed that certain materials on the Company’s websites, including published research articles, contained drug claims for Anatabloc ® . The Company responded to the warning letter on January 31, 2014, contesting the FDA’s position that a NDIN for anatabine as a dietary ingredient was required. In addition, the Company voluntarily removed from its websites, materials objected to by the FDA. Although the Company did not believe (and has not conceded), that the submission of an NDIN is a prerequisite to the lawful marketing of anatabine as a dietary ingredient, the Company voluntarily submitted an NDIN to the FDA in June 2014 for the dietary ingredient anatabine. On August 26, 2014, the Company received a response to the NDIN from the FDA. The letter indicated that the FDA considers anatabine, a principal ingredient in these products, to be a drug, because anatabine is intended to provide anti-inflammatory support, and was the subject of a previously filed Investigational New Drug Application (“INDA”), and because it is not a “dietary ingredient” within the meaning of the U.S. Food, Drug, & Cosmetic Act. Based on the FDA’s position, the Company permanently exited the dietary supplement business in the U.S. However, it will continue to seek opportunities to license the products for overseas markets. All of the Company’s revenues, cost of goods sold, marketing and sales, inventory and manufacturing machinery related to the dietary supplement business were accounted for as discontinued operations effective September 2014 since the Company exited the U.S. market. The FDA notified the Company in a close out letter dated October 21, 2014 that the FDA has completed its evaluation of the Company’s corrective actions in response to the warning letter issued on December 24, 2013. In this notification the FDA stated based on its evaluation, the Company has addressed the putative violations in the warning letter.

Consumer Class Action

On January 27, 2014, Howard T. Baldwin filed a purported class action naming the Company, Rock Creek Pharmaceuticals, Inc. and GNC Holding, Inc., or “GNC,” as defendants.  The case was filed in the United States District Court for the Northern District of Illinois.  Generally, the complaint alleged that claims made for the Company’s Anatabloc ® product have not been proven and that individuals purchased the product based on alleged misstatements regarding characteristics, uses, benefits, quality and intended purposes of the product.  The complaint purported to allege claims for violation of state consumer protection laws, breach of express and implied warranties and unjust enrichment.  The Company has agreed to indemnify and defend GNC pursuant to the terms of the purchasing agreement between RCP Development and GNC. Consistent with that commitment, the Company has agreed to assume the defense of this matter on its own behalf as well as on behalf of GNC. The defendants filed a motion to dismiss the complaint on March 24, 2014. On January 13, 2015, the Court entered an order dismissing the complaint in its entirety without prejudice.

On February 10, 2015, Mr. Baldwin filed an Amended Complaint against Rock Creek Pharmaceuticals, Inc. f/k/a Star Scientific, Inc., RCP Development, Inc. f/k/a Rock Creek Pharmaceuticals, Inc. and GNC Holdings, Inc. (collectively “Defendants”). The Amended Complaint also includes an additional named plaintiff, Jerry Van Norman, who alleges that he is a citizen of Parkville, Missouri. The Amended Complaint requests certification of an “Illinois Class” consisting of “[a]ll persons who paid, in whole or in part, for Anatabloc dietary supplement in Illinois between August 1, 2011 and the present for personal, family or household uses,” and a “Missouri Class” consisting of “[a]ll persons who paid, in whole or in part, for Anatabloc dietary supplement in Missouri between August 1, 2011 and the present for personal, family or household uses.” The Amended Complaint is pleaded in seven counts: (1) violation of the Consumer Fraud and Deceptive Business Practices Act of Illinois; (2) violation of the Missouri Merchandising Practice Act; (3) breach of express warranty under Illinois law; (4) breach of express warranty under Missouri law; (5) breach of implied warranty of merchantability under Illinois law; (6) breach of implied warranty of merchantability under Missouri law; and (7) unjust enrichment.

Like the original Complaint, the Amended Complaint alleges that Defendants manufactured, marketed and/or sold Anatabloc, a dietary supplement purportedly derived from an anatabine alkaloid and promoted Anatabloc as a “wonder drug” with a number of medical benefits and uses, from treating excessive inflammation (associated with arthritis) to Alzheimer’s disease, traumatic brain injury (or concussions), diabetes and multiple sclerosis. Plaintiffs allege that Defendants have never proven any of these claims in clinical trials or received U.S. Food and Drug Administration approval for Anatabloc, and that Anatabloc “was never the ‘wonder drug’ it claimed to be.” Plaintiffs allege that they purchased Anatabloc based upon claims that it provides “anti-inflammatory support.” Mr. Baldwin alleges that he purchased Anatabloc to “reduce inflammation and pain in his joints,” and Mr. Van Norman alleges that he “suffers back and knee problems, as well as arthritis, and expected Anatabloc to be effective in treating these symptoms and purchased Anatabloc to help alleviate his symptoms.” Both plaintiffs allege that Anatabloc did not provide the relief promised by the Defendants.

Although the Amended Complaint does not include claims based on the consumer protection laws and breach of warranty laws of several additional states like the original Complaint, on February 10, 2015, counsel for plaintiffs also served a “Notice pursuant to: Alabama Code § 8-19-10(e); Alaska Statutes §45.50.535; California Civil Code § 1782; Georgia Code § 10-1-399; Indiana Code § 24-5-0.5-5(a); Maine Revised Statutes, Title 5, § 50-634(g); Massachusetts General Laws Chapter 93A, § 9(3); Texas Business & Commercial Code § 17.505; West Virginia Code § 46A-6-106(b); and, Wyoming Statutes § 40-12-109 as well as state warranty statutes,” which purports to give notice to Defendants on behalf of the named plaintiffs and a “class of similarly situated individuals” that Defendants have “violated state warranty statutes and engaged in consumer fraud and deceptive practices in connection with its sale of Anatabloc,” and demanding that “Defendants correct or otherwise rectify the damage caused by such unfair trade practices and warranty breaches and return all monies paid by putative class members.”

The Securities Class Action Settlement has exhausted some layers of our D&O insurance.  There is no assurance that existing or unexhausted layers of prior D&O Insurance coverage would cover expanded or new claims.

The Company intends to vigorously defend against these claims.  However, at the present time, it cannot predict the possible outcome of these claims.  Accordingly, besides an accrual for the Securities Class Action suit, no amount has been accrued in the consolidated financial statements.